                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Financial Corporation for the year ended December 31, 2000, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 20, 2001 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


/s/ Martin G. McGuinn                      /s/ Ira J. Gumberg
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Martin G. McGuinn, Director and            Ira J. Gumberg, Director
Principal Executive Officer


/s/ Burton C. Borgelt
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Burton C. Borgelt, Director                Pemberton Hutchinson, Director



/s/ Carol R. Brown                         /s/ Edward J. McAniff
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Carol R. Brown, Director                   Edward J. McAniff, Director



/s/ Jared L. Cohon
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Jared L. Cohon, Director                   Robert Mehrabian, Director

/s/ Christopher M. Condron                 /s/ Seward Prosser Mellon
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Christopher M. Condron, Director           Seward Prosser Mellon, Director



/s/ J. W. Connolly                         /s/ Mark A. Nordenberg
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J. W. Connolly, Director                   Mark A. Nordenberg, Director



/s/ Charles A. Corry                       /s/ David S. Shapira
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Charles A. Corry, Director                 David S. Shapira, Director



/s/ Steven G. Elliott                      /s/ Joab L. Thomas
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Steven G. Elliott, Director and            Joab L. Thomas, Director
Principal Financial Officer


                                           ------------------------------------
                                           Wesley W. von Schack, Director

                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Financial Corporation for the year ended December 31, 2000, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of March 2, 2001 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.





/s/ Pemberton Hutchinson
---------------------------------------
Pemberton Hutchinson, Director

                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Financial Corporation for the year ended December 31, 2000, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 27, 2001 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.





/s/ Robert Mehrabian
------------------------------------
Robert Mehrabian, Director

                                POWER OF ATTORNEY

                          MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Financial Corporation for the year ended December 31, 2000, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of March 2, 2001 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.



/s/ Wesley W. von Schack
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Wesley W. von Schack, Director